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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported)      March 18, 1998
                                                      --------------



                           OXIS INTERNATIONAL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




 Delaware                               0-8092                  94-1620407
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                        Identification Number)


6040 N. Cutter Circle, Suite 317       Portland, OR           97217-3935
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code.    (503) 283-3911
                                                       --------------

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     (Former Name or Former Address, if Changed Since Last Report)



                                                    Total number of sequentially
                                                  numbered pages:              7
                                                                           -----

                                                   Exhibit Index at page:      5
                                                                           -----
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ITEM 5.  OTHER EVENTS
         ------------

     On March 18, 1998, OXIS International, Inc. announced that it has formed two new wholly-owned subsidiaries - OXIS Health Products, Inc. and OXIS Therapeutics, Inc. OXIS Health Products, Inc. will take over all of the Company's commercial operations; and OXIS Therapeutics, Inc. will continue to pursue the discovery and development of novel therapeutics to treat diseases associated with damage from free radicals and reactive oxygen species.

     In connection with these changes in the Company's legal structure, the Company also announced changes in management positions, effective March 18, 1998 as follows. Ray R. Rogers, chairman of the board, has been named chairman and chief executive officer of OXIS International, Inc. Dr. Anna D. Barker has resigned as President and Chief Executive Officer of OXIS International, Inc. Humberto V. Reyes has been named president of OXIS Health Products, Inc., and Timothy C. Rodell, M.D., formerly Chief Operating Officer of OXIS International, Inc., has been named president of OXIS Therapeutics, Inc.

                                       2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------


     (c)  Exhibits
          --------



     Exhibit 99.1  Press Release, dated March 18, 1998.

                                       3
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



March 30, 1998                                  OXIS INTERNATIONAL, INC.
                                                       (Registrant)



                                                   /s/  Ray R. Rogers
                                                   ------------------
                                                   Ray R. Rogers
                                                   Chairman of the Board

                                       4
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                                 EXHIBIT INDEX


                                                      Page
Exhibit                                              Number
-------                                              ------



99.1           Press Release dated March 18, 1998       6




                                       5